Exhibit 99.2

                  Certification of the Chief Financial Officer
                       Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the annual report of MedSolutions, Inc. (the "Company") on Form 10-KSB/A for the year ended December 31, 2001, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Sam Hicks, the Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                     /s/  SAM HICKS
                                                     ---------------------------
                                                     Sam Hicks
                                                     Chief Financial Officer
                                                     Date:  September 13, 2002